Exhibit 10.1

                                EXEMPTION TO TEST


                                                       Activity No.: PER20030001


AGENCY INTEREST NAME:   GEM-LETH Processing Center (SN GEM/2003/BP/0001)
                        --------------------------------------------------------
AGENCY INTEREST NO.:    114005
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CDS NO.:                N/A
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COMPANY NAME:           Green Energy Management, LLC (GEM)
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PHYSICAL LOCATION:      2800 Terrace Avenue
                        Slidell, Louisiana 70458
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CONTACT:                Phil Nugent
                        Chairman
                        5619 Innsbruck
                        Bellaire, Texas 77401
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DESCRIPTION: GEM is requesting a 90-day exemption to test its Biosphere Process.
The Biosphere Process is a waste-to-energy operation that generates electricity using various waste streams. A 6700 Btu/hr burner (insignificant activity) fired with makeup gas, LPG, or natural gas provides the heat necessary to initiate the gasification, oxidation, and combustion steps within the Biosphere. Startup takes about 7 minutes. Combustion gases (2100(0)C) from the Biosphere will fire a modified Caterpillar Solar turbine that mechanically drives a 5 MW power generator. Heat input will be no more than 8 MM Btu/hr, so 40 CFR 60 Subpart GG-Standards of Performance for Stationary Gas Turbines will not apply per ss.60.330(a) (<10 MM Btu/hr). Heat recovered from the turbine offgas will be returned to the Biosphere. Emissions will be controlled with an electrostatic precipitator (ESP) and caustic scrubber operated in series.

The process will use homogenous waste streams (C&D debris) and/or tires co-fired with non-municipal solid waste as feedstock; therefore, it meets the exemption criteria set forth in ss.60.1020(b) & (d) of 40 CFR 60 Subpart AAAA-Standards of Performance for Small Municipal Waste Combustion Units for Which Construction is Commenced After August 30, 1999 or for Which Modification or Reconstruction is Commenced after June 6, 2001.

During the 90-day period, GEM shall test for PM10, SO2, NOX, CO, and VOC emissions using the appropriate methods found in Appendix A of 40 CFR 60. Alternate methods may be used with prior approval of the Office of Environmental Assessment, Environmental Technology Division.

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                                 EMISSION POINTS

ID NO.:           DESCRIPTION           MAX OPER. RATE      Operating Time
                                       or TANK CAPACITY
---------- ------------------------ --------------------- ----------------------
03-1           Biosphere Process          5 tons/hr           2160 hr/yr

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                                 EMISSION RATES

ID NO.:         PM10      SO2       NOX       CO        VOC           HCl
--------      -------- --------- --------- --------- ---------- ----------------
03-1            0.10     8.73      7.60      0.03      0.004         0.38
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GEM's exemption to test request for the above  referenced  facility,  dated June
23, 2003, is hereby approved under LAC 33:III.523.B, subject to the following conditions:

1. This exemption to test shall expire 90 days after operation of the GEM-LETH Processing Center commence

2. During the testing period, GEM is prohibited from burning any materials other than constructin, renovation, and demolition wastes and/or tires.

3. Within 30 days of test completion, a report of the test results shall be submitted to the Permits Division.

An exemption to test does not authorize the maintenance of a nuisance or a danger to public health and safety.

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/s/ Linda Korn Levy                                      7-22-03
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Linda Korn Levy                                           Date
Assistant Secretary

LKL:BDJ